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                                                                     EXHIBIT 4.4


                            CERTIFICATE OF TRUST OF
                            -----------------------
                           INDEPENDENT CAPITAL TRUST
                           -------------------------


     THIS Certificate of Trust of Independent Capital Trust (the "Trust) is
being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, Bryan W. Stephenson and Randal N. Crosswhite, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S)3801 et.
                                                           -------         ---
seq.).
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          1.  Name.  The name of the business trust formed hereby is Independent
              ----
Capital Trust.

          2.  Delaware Trustee.  The name and business address of the trustee of
              ----------------
the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890-0001, Attention:
Corporate Trust Administration.

     IN WITNESS WHEREOF, the undersigned, being the sole initial trustees of the Trust, have executed this Certificate of Trust.



                                      WILMINGTON TRUST COMPANY
                                      as Trustee



                                      By: /s/ Debra Eberly
                                          --------------------------------------
                                          Name:   Debra Eberly
                                          Title:  Administrative Account Manager


                                      /s/ Bryan W. Stephenson
                                      ------------------------------------------
                                      Bryan W. Stephenson
                                      as Trustee

                                      /s/ Randal N. Crosswhite
                                      ------------------------------------------
                                      Randal N. Crosswhite
                                      as Trustee